UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	March 26, 2008

First Keystone Financial, Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania	000-25328	23-2576479
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

22 West State Street, Media, Pennsylvania		19063
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(610) 565-6210

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	Departure of Directors or Certain Officers, Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a)	Not applicable.
(b)
On March 26, 2008, Ms. Rose M. DiMarco, First Keystone Financial, Inc.’s (the “Company”) chief financial officer, gave notice to the Company of her intended resignation, effective May 9, 2008.  Ms. DiMarco is resigning to pursue another career opportunity.

(c)
In connection with the announced resignation of Ms. DiMarco, the Company announced that Mr. Thomas M. Kelly, currently the President and Chief Executive Officer of the Company and First Keystone Bank (the “Bank”), the Company’s wholly owned subsidiary, would be serving as the interim principal financial officer of the Company, effective upon the resignation of Ms. DiMarco.  It is currently anticipated that Mr. Kelly will serve in such capacity only until a new chief financial officer for the Company is appointed by the Board.  As noted above, Mr. Kelly, age 51, currently serves as President and Chief Executive Officer of the Company and the Bank.  Mr. Kelly has served as President and Chief Executive Officer of the Company and the Bank since May 1, 2005. He has served as President of the Company since 2002 and previously served as Chief Operating Officer from 2004 until May 1, 2005.  He previously served as Chief Financial Officer of the Company from 1994 to 2004.  He also served as Executive Vice President and Chief Operating Officer of the Bank from 2004 to May 1, 2005, as Executive Vice President thereof from 1995 until May 1, 2005 and as Chief Financial Officer of the Bank from 1991 to 2004.  Mr. Kelly has not engaged in any transactions since October 1, 2006 with the Company or any of its subsidiaries that would be required to be reported under Item 404(a) of Regulation S-K promulgated by the Securities and Exchange Commission.

(d)	Not applicable.
(e)	Not applicable.
(f)	Not applicable.

ITEM 7.01	Regulation FD Disclosure

On April 1, 2008, the Company issued a press release announcing the resignation of Ms. DiMarco as Chief Financial  Officer of the Company and the Bank and the appointment, on an interim basis, of Mr. Kelly as the principal financial officer of the Company, effective upon Ms. DiMarco’s resignation. For additional information, reference is made to the Company’s press release, dated April 1, 2008, which is included as Exhibit 99.1 hereto and is incorporated herein by reference thereto.  The press release attached hereto is being furnished to the Securities and Exchange Commission and shall not be deemed to be “filed” for any purpose except as shall be expressly set forth by specific reference to such filing in other filings of the Company into which it may be incorporated.

ITEM 9.01	Financial Statements and Exhibits

	(a)	Not applicable.
	(b)	Not applicable.
	(c)	Not applicable.
	(d)	Exhibits.

The following exhibit is filed herewith:

Exhibit Number	Description
99.1	Press release dated April 1, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FIRST KEYSTONE FINANCIAL, INC.

Date: April 1, 2008	By:	/s/ Thomas M. Kelly
Thomas M. Kelly
President and Chief Executive Officer